UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 31, 2011
Date of Report (date of earliest event reported)

SCHIFF NUTRITION INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

The information set forth in Item 2.01 is incorporated herein by reference in its entirety.

License Agreement

In connection with its acquisition of certain assets pursuant to the APA (as defined below), Ganeden Biotech, Inc. (“Ganeden”) will grant to Schiff Nutrition Group, Inc., a Utah corporation and wholly-owned subsidiary of the registrant (“SNG”), a perpetual, exclusive, worldwide license under patents and associated know-how and other intellectual property rights to develop, manufacture and commercialize probiotics for use as dietary supplements for human consumption or human use over-the-counter without a prescription or otherwise in the vitamins, minerals and supplements market (including foods or beverages marketed as supplements), subject to certain exceptions, pursuant to an Intellectual Property License Agreement between Ganeden and SNG dated as of June 1, 2011 (the “License Agreement”). Pursuant to the terms of the License Agreement, SNG shall pay Ganeden royalties based on a percentage of SNG’s net sales of the licensed products for a period of five years.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference in its entirety.

Amendment to Loan Agreement

In connection with its acquisition of certain assets pursuant to the APA as described in Item 2.01, SNG amended its Loan Agreement, dated as of August 18, 2009, with U.S. Bank National Association (“U.S. Bank”) and the lenders named therein (the “Loan Agreement”), pursuant to Amendment No. 1 to the Loan Agreement, dated as of May 31, 2011 (“Amendment No. 1 to the Loan Agreement”).  Amendment No. 1 to the Loan Agreement (i) amended the tangible net worth covenant contained in Section 5.01(o)(iii) of the Loan Agreement to modify the minimum Tangible Net Worth (as defined in the Loan Agreement) that must be maintained by SNG and (ii) waived the $25 million limitation set forth in the definition of Permitted Acquisition (as defined in the Loan Agreement) to allow the lenders, if so requested, to make a loan to SNG in the full amount of the $40 million purchase price under the APA. Subsequently, on June 1, 2011, SNG borrowed $40 million under its revolving credit facility with U.S. Bank, at a floating interest rate based upon the LIBOR rate plus 2.5%, in order to fund the Acquisition (as defined below).

The foregoing description of Amendment No. 1 to the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Loan Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference in its entirety.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 1, 2011, SNG purchased from Ganeden, and Ganeden sold to SNG, certain inventory, receivables and intellectual property, among other things (collectively, the “Assets”), and SNG assumed certain liabilities of Ganeden (the “Liabilities”), in each case relating to, among other things, probiotic brands Sustenex and Digestive Advantage, pursuant to an Asset Purchase Agreement (the “APA”) dated as of June 1, 2011, by and between Ganeden, SNG and with respect to Article 7 thereof only, U.S. Bank as escrow agent (the “Acquisition”). The APA contains certain customary representations, warranties, indemnities and covenants by SNG and Ganeden, including a five-year non-compete and non-solicitation agreement by Ganeden.

The purchase price for the Assets, in addition to the assumption of the Liabilities, was $40 million in cash, as adjusted pursuant to the terms of the APA.  Approximately $2 million of the Aquisition purchase price otherwise payable to Ganeden will be held in escrow as security for indemnification claims under the APA.  In addition, SNG has agreed to pay certain royalties to Ganeden as provided in the License Agreement.

The foregoing description of the APA and the transactions consummated pursuant to the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amendment to Loan Agreement” in Item 2.01 is incorporated herein by reference in its entirety.

Item 8.01.	Other Events.

On June 2, 2011, Schiff Nutrition International, Inc. issued a press release announcing the Acquisition.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

(b)           Pro forma financial information.

Any financial statements or pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.

(d)           Exhibits.

Exhibit No.	Description
2.1
Asset Purchase Agreement dated as of June 1, 2011, by and between Ganeden Biotech, Inc., Schiff Nutrition Group, Inc. and with respect to Article 7 thereof only, U.S. Bank National Association as escrow agent.

4.1
Amendment No. 1, dated as of May 31, 2011, to Loan Agreement, dated as of August 18, 2009, among Schiff Nutrition Group, Inc., the Lenders named therein (as defined therein) and U.S. Bank National Association.

10.1	Intellectual Property License Agreement between Ganeden Biotech, Inc. and Schiff Nutrition Group, Inc. dated as of June 1, 2011.
99.1	Press Release dated June 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ JOSEPH W. BATY
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: June 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
2.1
Asset Purchase Agreement dated as of June 1, 2011, by and between Ganeden Biotech, Inc., Schiff Nutrition Group, Inc. and with respect to Article 7 thereof only, U.S. Bank National Association as escrow agent.

4.1
Amendment No. 1, dated as of May 31, 2011, to Loan Agreement, dated as of August 18, 2009, among Schiff Nutrition Group, Inc., the Lenders named therein (as defined therein) and U.S. Bank National Association.

10.1	Intellectual Property License Agreement between Ganeden Biotech, Inc. and Schiff Nutrition Group, Inc. dated as of June 1, 2011.
99.1	Press Release dated June 2, 2011.